Exhibit 99.1
PROXY

                                   STRATABASE
                    PROXY FOR SPECIAL MEETING OF STOCKHOLDERS
                                  ______, 2004
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby constitutes and appoints Trevor Newton and Fred Coombes, and each or either of them, attorneys and proxies with full power of substitution, to represent the shareholder on the reverse side of this proxy card to vote all shares of Common Stock, $.001 par value, of Stratabase (the "Company") held of record by the undersigned on ____, 2004, at the Special Meeting of Stockholders of the company to be held on ____, 2004 at the offices of Ehrenreich Eilenberg & Krause, LLP, 11 East 44th Street, New York, N.Y. 10017, 17th floor, at __ a.m., and at any and all adjournments or postponements thereof, as herein specified upon the proposals listed herein and described in the Proxy Statement for the meeting and in his or her discretion upon any other matter that may properly come before the meeting. The Board of Directors has proposed the matters set forth on the reverse for the vote of the shareholders of the company.

THE SHARES VOTED BY THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED ON THE REVERSE SIDE. IF NO DIRECTIONS ARE GIVEN, THIS PROXY WILL BE VOTED FOR THE APPROVAL OF THE PLAN OF CONVERSION

    WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, YOU ARE URGED TO SIGN AND RETURN THIS PROXY, WHICH MAY BE REVOKED AT ANY TIME PRIOR TO ITS USE.

                   (Continued and to be signed on other side)

                          /*\ FOLD AND DETACH HERE /*\



THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITEM.    Please mark   |X|
                                   your votes
                                  as indicated
                                                               in this
                                                               example



                               FOR AGAINST ABSTAIN
1. To approve the Plan of Conversion. |_| |_| |_|

IMPORTANT: Please sign your name or names exactly as stenciled on this Proxy. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If shares are held jointly, EACH holder should sign.

Dated: ______ , 2004

                                    Signature


                                    Signature

                          /*\ FOLD AND DETACH HERE /*\

Mark, sign and date your proxy card and return it in the enclosed postage-paid envelope.